SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by Registrant                         [X]

Filed by a Party Other than the Registrant  [   ]

Check the appropriate box:


[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

                                    Whatifi Funds
                  (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

[  ]     $125 per Exchange Act Rule 0-11 (c) (1) (ii), 14a-6(i) (1), 14a-6(j)
         (2) or Item 22(a) (2) of Schedule 14A

[  ]     $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i) (3).

[  ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:
         (2)    Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4)    Proposed maximum aggregate value of transaction:
         (5)    Total Fee Paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration statement number, or the Form or Schedule and the date its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                WHATIFI FUNDS

                          Whatifi S&P 500 Index Fund
                       Whatifi Extended Market Index Fund
                        Whatifi International Index Fund
                           Whatifi Total Bond Index Fund
                             Whatifi Money Market Fund

                         100 Unicorn Park Drive, 2nd Floor
                            Woburn, Massachusetts 01801

March 9, 2001

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Whatifi Funds (the "Trust") to be held at the offices of the Funds'
Administrator, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio, 43219 on Friday, March 30, 2001 at 10:00 a.m.

On February 1, 2001, CIBC WMV Inc., acquired a 39% voting interest in Whatifi Financial Inc. ("WFI"). Whatifi Asset Management, Inc. (the "Adviser"), the Trust's investment adviser, is 100% owned by WFI. CIBC WMV Inc. is a division of Canadian Imperial Bank of Commerce, one of North America's largest banks, with over 130 years of business and banking experience throughout North America and in 18 countries around the world. With almost 7 million customers in Canada and the largest PC banking customer base in the Canada, CIBC brings extensive experience and capability to the US market. CIBC operates extensive commercial and investment banking capabilities in the US.

Under the Investment Company Act of 1940, the investment advisory agreement between the Trust and the Adviser was automatically terminated on February 1, 2001 as a result of the acquisition by CIBC WMV Inc. of its interest in WFI. In anticipation of this result, on November 10, 2000, the Board of Trustees of the Trust approved an interim investment advisory agreement with the Adviser, which took effect as of February 1, 2001. This interim investment advisory agreement will remain in effect until June 30, 2001 or until the shareholders of the Trust approve a new investment advisory agreement with the Adviser, whichever is earlier. Accordingly, we are asking you to approve a new investment advisory agreement with the Adviser. The investment advisory fees charged to your Fund will not change if you approve the new investment advisory agreement.

If shareholders approve the proposed new investment advisory agreement, the Adviser will continue to serve as investment adviser under the new agreement effective as of the date of the shareholder vote. In the event that shareholders do not approve the new advisory agreement, the Board of Trustees will consider alternative arrangements.

The Board of Trustees has given full and careful consideration to this matter and has concluded that the proposal is in the best interests of each Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the proposal.

Your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy and returning it promptly in the accompanying envelope, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

                                          Very truly yours,



                                          /s/Harris Fricker

                                          ---------------------------------
                                          Harris Fricker
                                          Chairman of the Board and
                                          President of the Whatifi Funds

                                 WHATIFI FUNDS

                           Whatifi S&P 500 Index Fund
                     Whatifi Extended Market Index Fund
                        Whatifi International Index Fund
                        Whatifi Total Bond Index Fund
                          Whatifi Money Market Fund

                      100 Unicorn Park Drive, 2nd Floor
                           Woburn, Massachusetts 01801

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held March 30, 2001



NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Whatifi Funds (the "Trust") will be held at the offices of the Funds' Administrator, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 on Friday, March 30, 2001 at 10:00 a.m. to consider and vote on the following matters:

     1. To approve a new investment advisory agreement between the Trust and Whatifi Asset Management, Inc. on behalf of the Whatifi S&P 500 Index Fund, the Whatifi Extended Market Index Fund, the Whatifi International Index Fund, the Whatifi Total Bond Index Fund, and the Whatifi Money Market Fund to become effective upon approval by shareholders.

     2. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                          By order of the Board of Trustees,



                                          /s/Ryan M. Louvar

                                          -------------------------------------
                                          Ryan M. Louvar
                                          Secretary

March 9, 2001


Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling the Trust to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                WHATIFI FUNDS

                           Whatifi S&P 500 Index Fund
                      Whatifi Extended Market Index Fund
                        Whatifi International Index Fund
                         Whatifi Total Bond Index Fund
                           Whatifi Money Market Fund

                             100 Unicorn Park Drive
                           Woburn, Massachusetts 01801

                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held March 30, 2001



                                PROXY STATEMENT


This proxy statement is furnished in connection with the solicitation by the Board of Trustees of the Whatifi Funds (the "Trust") of proxies for use at the special meeting of shareholders to be held at the offices of the Funds'
Administrator, BISYS Fund Services Ohio, Inc. ("BISYS") at 3435 Stelzer Road, Columbus, Ohio 43219 on Friday, March 30, 2001 at 10:00 a.m., and at any adjournment thereof. This proxy statement and form of proxy were first mailed to shareholders on or about March 9, 2001.

The purpose of the special meeting is to consider a new investment advisory agreement (the "New Advisory Agreement") for the Whatifi S&P 500 Index Fund, the Whatifi Extended Market Index Fund, the Whatifi International Index Fund, the Whatifi Total Bond Index Fund, and the Whatifi Money Market Fund (individually a "Fund" and jointly the "Funds") as a result of an acquisition of 39% voting control in Whatifi Financial Inc. ("WFI"), the parent of Whatifi Asset Management, Inc., the Funds' investment adviser (the "Adviser"), by CIBC WMV Inc. on February 1, 2001 (the "Acquisition"). CIBC WMV Inc. is a division of Canadian Imperial Bank of Commerce, one of North America's largest banks, with over 130 years of business and banking experience throughout North America and in 18 countries around the world. With almost 7 million customers in Canada and the largest PC banking customer base in the Canada, CIBC brings extensive experience and capability to the US market. CIBC operates extensive commercial and investment banking capabilities in the US. If shareholders of each Fund approve the New Advisory Agreement, the Adviser will continue to manage the portfolio of each Fund.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy that is properly executed but has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

The Adviser has retained BISYS to solicit proxies for the special meeting. BISYS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $300 and will be paid by the Adviser. The Adviser will also pay the printing and postage costs of the solicitation.

In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without additional cost to the Trust. Such solicitation may be by telephone, facsimile, the internet or otherwise. The Adviser will reimburse BISYS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

The Funds will furnish, without charge, a copy of their Annual Report, dated December 31, 2000, to you upon request. Send requests for the Annual Report to Whatifi Financial Inc., 100 Unicorn Park Drive, Woburn, Massachusetts, 01801 or call toll free 1-877-942-8434 or send your email to us at support@whatifi.com. The Funds' Annual Report is also available online at www.whatifi.com, under the Fund Center tab.

PROPOSAL TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY
        AGREEMENT WITH WHATIFI ASSET MANAGEMENT, INC.

Whatifi Asset Management, Inc. (the "Adviser"), has managed the Funds' investments since the inception of the Funds in July 2000 pursuant to an Investment Advisory Agreement (the "Original Advisory Agreement") dated as of July 11, 2000. The Original Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Adviser or the Trust (the "Independent Trustees") on April 27, 2000. The Adviser, as sole shareholder of each Fund, approved the Original Advisory Agreement on July 11, 2000 for an initial term of two years.

On February 1, 2001, CIBC WMV Inc. acquired a 39% voting interest in WFI ("the Acquisition"). WFI is the 100 % owner of the Adviser, a Delaware corporation. As a result, the Adviser became partially owned and controlled by CIBC WMV Inc. CIBC WMV Inc. is a division of Canadian Imperial Bank of Commerce, one of North America's largest banks, with over 130 years of business and banking experience throughout North America and in 18 countries around the world. With almost 7 million customers in Canada and the largest PC banking customer base in the Canada, CIBC brings extensive experience and capability to the US market. CIBC operates extensive commercial and investment banking capabilities in the US.

Under the 1940 Act, a transaction that results in a change of control or management of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement will automatically terminate in the event of its assignment. The Acquisition constituted a "change in control" of the Adviser for purposes of the 1940 Act and, as a result, the Original Advisory Agreement was automatically terminated. Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     (1) An "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Acquisition.

     (2) During the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

The Interim Advisory Agreement. On November 10, 2000 the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved an interim investment advisory agreement, dated as of February 1, 2001 (the "Interim Advisory Agreement") pursuant to which, in accordance with Rule 15a-4 under the 1940 Act, the Adviser may continue to manage the Fund's investments for 150 days (until June 30, 2001) or until the New Advisory Agreement is approved by a vote of a majority of the outstanding voting securities of a Fund, whichever is earlier. The Interim Advisory Agreement may be terminated at any time, on 10 calendar days' written notice, without the payment of any penalty, by the Board of Trustees or by a vote of the majority of the outstanding voting securities of a Fund. The Interim Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Except as discussed more fully below, the terms and conditions of the Interim Advisory
Agreement are substantially identical to those of the Original Advisory Agreement with respect to duties, fees, and standard of care.

Under the Interim Advisory Agreement, the Adviser selects portfolio securities for investment by the Trust on behalf of the Funds, purchases and sells securities of the Funds, and upon making any purchase or sale decision, places orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, subject to applicable state securities laws, the supervision and control of the Board of Trustees and the investment objectives, policies and restrictions of each Fund.

Under the Interim Advisory Agreement, the Adviser is entitled to receive a fee computed and accrued daily and paid monthly, at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi S&P 500 Index Fund, at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi Extended Market Index Fund, at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi International Index Fund, at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi Total Bond Index Fund, and at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi Money Market Fund. This is the same contractual fee that the Adviser is entitled to receive from each Fund under the Original Advisory Agreement, subject to the following additional conditions. The compensation earned by the Adviser with respect to the Funds under the Interim Advisory Agreement has been computed and accrued daily as of February 1, 2001 and will not be paid to the Adviser pending shareholder action. If the New Advisory Agreement is approved by a majority of a Fund's outstanding voting securities prior to the termination of the Interim Advisory Agreement, the Adviser will be paid the total amount of the accrued fees. If a majority of a Fund's outstanding voting securities do not approve the New Advisory Agreement, the Adviser will be paid, out of the accrued fees, the lesser of any cost incurred in performing services under the Interim Advisory Agreement or the total amount of the accrued fees. Any balance of accrued fees remaining for any Fund following such disbursement shall be paid to that Fund.

The Adviser entered into an Expense Limitation Agreement with the Whatifi Funds on June 8, 2000. The initial term of the Expense Limitation Agreement is one year and shall continue in effect from year to year thereafter provided such continuance is approved by a majority of the trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement, provided however, that reimbursements under the Expense Limitation agreement will not continue for more than three years. The Operating Expense Limit under the Expense Limitation Agreement is 0.55% of each Fund's average daily net assets.

The New  Advisory  Agreement.  The  terms  and  conditions  of the New  Advisory
Agreement are substantially identical to those of the Original Advisory Agreement and the Interim Advisory Agreement with respect to duties, fees, and standard of care. Under the New Advisory Agreement, the Adviser will continue to select portfolio securities for investment by the Funds, purchase and sell the Funds' securities, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, subject to applicable state securities laws, the supervision and control of the Board of Trustees of the Trust and the investment objectives, policies and restrictions of each Fund.

Under the New Advisory Agreement, the Adviser is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi S&P 500 Index Fund, at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi Extended Market Index Fund, at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi International Index Fund, at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi Total Bond Index Fund, and at an annual rate of 0.80% of the average value of the daily net assets of the Whatifi Money Market Fund. This is the same fee that the Adviser is entitled to receive from a Fund under the Original Advisory Agreement and is currently entitled to receive under the Interim Advisory Agreement. For the fiscal year ended December 31, 2000, the Adviser received fees from the Trust for the Whatifi S&P 500 Index Fund, the Whatifi Extended Market Index Fund, the Whatifi International Index Fund, the Whatifi Total Bond Index Fund and the
Whatifi Money Market Fund of $97, $79, $73, $86, and $164, respectively. However, in order to reduce the operating expenses of each Fund, the Adviser waived $33, $30, $40, $30 and $59 of its earned fees pursuant to the Expense Limitation Agreement for the Whatifi S&P 500 Index Fund, the Whatifi Extended Market Index Fund, the Whatifi International Index Fund, the Whatifi Total Bond Index Fund and the Whatifi Money Market Fund, respectively and so received net payment of $64, $49, $33, $56, and $105 from the Trust for the Whatifi S&P 500 Index Fund, the Whatifi Extended Market Index Fund, the Whatifi International Index Fund, the Whatifi Total Bond Index Fund and the Whatifi Money Market Fund respectively. It is currently anticipated that the Expense Limitation Agreement pursuant to which the Adviser waived its fees during the last fiscal year will be renewed in June 2001 for another one-year term.

If shareholders of a Fund approve the New Advisory Agreement, it will become effective with respect to that Fund upon approval. The New Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by the Board of Trustees, including by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Trust or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Advisory Agreement, or in accordance with (or in the absence of) directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under the New Advisory Agreement or breach of its duty or of its obligations hereunder.

The form of the New Advisory Agreement, marked to show changes from the Original Advisory Agreement, is attached as Exhibit A. The description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

In the event that shareholders of a Fund do not approve the New Agreement, the Board of Trustees of the Trust will promptly take such actions as they consider are in the best interests of the Fund's shareholders. These actions could include liquidating the Fund.

Information regarding the Adviser. The Adviser is a Delaware corporation primarily engaged in providing investment advisory services to individual clients, as well as providing investment advisory services to the Trust. The Trust is the only investment company for which the Adviser provides advisory services. The Adviser is a wholly-owned subsidiary of WFI, a Delaware corporation. Founded in January 2000, the Adviser is registered as an investment adviser with the United States Securities and Exchange Commission. The Adviser's principal office is located at 100 Unicorn Park Drive, Woburn, Massachusetts, 01801.

Set forth below are the names and principal occupations of the directors and the principal executive officers of the Adviser:


Name and                        Position with Whatifi Asset            Principal
Address                                Management, Inc.                Occupation

           Address

------------------------------- ----------------------------------------- -----------------------------------
------------------------------- ----------------------------------------- -----------------------------------

Harris A Fricker                President and CEO                         President and CEO,
100 Unicorn Park Dr                                                       Whatifi Financial Inc.
Woburn, MA 01801
------------------------------- ----------------------------------------- -----------------------------------
------------------------------- ----------------------------------------- -----------------------------------

Monica Chandra                  EVP Product Marketing                     EVP Product Marketing,
100 Unicorn Park Dr                                                       Whatifi Financial Inc.
Woburn, MA 01801
------------------------------- ----------------------------------------- -----------------------------------
------------------------------- ----------------------------------------- -----------------------------------

Kathryn L. Wheadon              Secretary/Treasurer                       VP Customer Service & Operations
100 Unicorn Park Dr                                                       Whatifi Financial Inc.
Woburn, MA 01801
------------------------------- ----------------------------------------- -----------------------------------

The following individuals are officers or trustees of the Trust and are also officers, employees, directors or shareholders of Whatifi Asset Management,
Inc.: Harris Fricker.

Information Concerning WFI. WFI, located at 100 Unicorn Park Drive, Woburn, Massachusetts, 01801, is a unique financial services company that has developed investment solutions for individuals since its founding in September 1999. The company, through its wholly owned subsidiary, the Adviser, launched the Whatifi Funds on July 12, 2000 through its interactive Internet site located at www.whatifi.com and supervises assets of approximately $202,275 as of December 31, 2000.

Administrator. BISYS serves as the Funds' administrator, transfer and dividend disbursing agent. The address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

Custodian. Investors Bank and Trust Company serves as the Fund Custodian and performs the fund accounting. The address of Investors Bank and Trust Company is 200 Clarendon Street, Boston, MA 02117.

Underwriter. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services serves as the Funds' principal underwriter. The address of BISYS Fund Services is 3435 Stelzer Road, Columbus, OH 43219.

Evaluation by the Board of Trustees. On November 10, 2000, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, approved, subject to the required shareholder approval described herein, the New Advisory Agreement. In considering approval of the New Advisory Agreement, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether the New Advisory Agreement will be in the best interests of each Fund and its shareholders. In making the recommendation to approve the New Agreement, the Trustees evaluated the experience of the key personnel of the Adviser and of WFI in, the quality of services the Adviser is expected to provide to the Funds and the compensation proposed to be paid to the Adviser. The Trustees have given careful and equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to: (1) the performance of the Funds as compared to similar mutual funds and relevant indices; (2) the nature and the quality of the services expected to be rendered to the Funds by the Adviser; (3) the distinct investment objective and policies of the Funds; (4) the level of fees paid to the Adviser as compared to similar mutual funds; (5) that the compensation payable to the Adviser under the New Advisory Agreement will be at the same rate as the compensation paid under the Original Advisory Agreement; (6) that the terms of the New Advisory Agreement are substantially identical to the terms of the Original Advisory Agreement; (7) the history, reputation, qualification and background of the Adviser and WFI, as well as the qualifications of their key personnel; (8) the financial condition of the Adviser and WFI and (9) that the Funds will not bear the expenses of the transaction or any of the costs of preparing and mailing proxy materials to shareholders.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the New Advisory Agreement would be in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

          THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE
                        THE NEW ADVISORY AGREEMENT.

                    OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Board of Trustees has fixed the close of business on February 28, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is composed of five separate Funds, as follows: the Whatifi S&P 500 Index Fund, the Whatifi Extended Market Index Fund, the Whatifi International Index Fund, the Whatifi Total Bond Index Fund, and the Whatifi Money Market Fund, each of which is represented by a separate series of the Trust's shares. As of the record date there were 71,803 shares of beneficial interest, no par value, of the Trust outstanding, comprised of 5,158 shares of the Whatifi S&P 500 Index Fund, 4,052 shares of the Whatifi Extended Market Index Fund, 4,381 shares of the Whatifi International Index Fund, 3,429 shares of the Whatifi Total Bond Index Fund, and 54,783 shares of the Whatifi Money Market Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

On February 28, 2001, WFI, the parent of the Adviser, owned of record 38.8% of the outstanding shares of the Whatifi S&P 500 Index Fund, 49.4% of the outstanding shares of the Whatifi Extended Market Index Fund, 45.6% of the outstanding shares of the Whatifi International Index Fund, 60.6% of the outstanding shares of the Whatifi Total Bond Index Fund, and 37.9% of the outstanding shares of the Whatifi Money Market Fund.

On February 28, 2001, to the knowledge of the Trust, the following shareholders owned of record 5% or more of the outstanding shares of the following Funds:

--------------------------------- -------------------------------------------- -------------------- -----------------------------
Name of Fund                      Name and Address of Record Owner             Shares Owned         Percent of Outstanding
------------                      --------------------------------             ------------         ----------------------
                                                                                                    Shares of Fund

--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
Whatifi S&P 500 Index Fund        Geoffrey Watts                               384.615              7.4567%
                                  31 College Road
                                  Wellesley, MA  02482
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Scott A. Snook                               823.962              15.9744%
                                  48C Wilson Road
                                  West Point, NY  10996
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Whatifi Financial Inc.                       2,000.00             38.7747%
                                  100 Unicorn Park Drive, 2nd Floor
                                  Woburn, MA  01801
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
Whatifi Extended Market Index     Geoffrey Watts                               359.281              8.8662%
Fund                              31 College Road
                                  Wellesley, MA  02482
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Scott A. Snook                               648.238              15.9970%
                                  48C Wilson Road
                                  West Point, NY  10996
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Whatifi Financial Inc.                       2,000.000            49.3553%
                                  100 Unicorn Park Drive, 2nd Floor
                                  Woburn, MA  01801
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
Whatifi International Index Fund  Geoffrey Watts                               406.504              9.2780%
                                  31 College Road
                                  Wellesley, MA  02482
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Scott A. Snook                               736.418              16.8079%
                                  48C Wilson Road
                                  West Point, NY  10996
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Whatifi Financial Inc.                       2,000.000            45.6478%
                                  100 Unicorn Park Drive, 2nd Floor
                                  Woburn, MA  01801
--------------------------------- -------------------------------------------- -------------------- -----------------------------









--------------------------------- -------------------------------------------- -------------------- -----------------------------
Whatifi Total Bond Index Fund     Scott A. Snook                               211.209              6.1594%
                                  48C Wilson Road
                                  West Point, NY  10996
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Whatifi Financial Inc.                       2,079.075            60.6312%
                                  100 Unicorn Park Drive, 2nd Floor
                                  Woburn, MA  01801
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
Whatifi Money Market Fund         Monica Chandra                               3,051.470            5.5701%
                                  2 Hampton Road
                                  Lexington, MA  02421
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Kathy Wheadon                                4,127.210            7.5337%
                                  Christian H. Stuetz
                                  965 Arlington
                                  El Cerrito, CA  94530
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Scott McReynolds                             18,411.780           33.6083%
                                  185 Union Ave 3
                                  Campbell, CA  95008
--------------------------------- -------------------------------------------- -------------------- -----------------------------
--------------------------------- -------------------------------------------- -------------------- -----------------------------
                                  Whatifi Financial Inc.                       20,781.330           37.9336%
                                  100 Unicorn Park Drive, 2nd Floor
                                  Woburn, MA  01801
--------------------------------- -------------------------------------------- -------------------- -----------------------------

No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of either Fund's outstanding shares on the record date.

If a quorum (more than 50% of the outstanding shares of the Trust) is represented at the meeting, the vote of a majority of the outstanding shares of each Fund is required for approval of the New Agreement. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the meeting but sufficient votes to approve the matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast, which has the same effect as a vote against the proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. On February 28, 2001, all Trustees and officers as a group owned of record or beneficially less than 1% of each Fund's outstanding shares.

OTHER BUSINESS

The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters that may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                           By Order of the Board of Trustees,



                                           /s/Ryan M. Louvar

                                           -------------------------------
                                           Ryan M. Louvar
                                           Secretary

Date: March 9, 2001

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

WHATIFI FUNDS
SPECIAL MEETING OF SHAREHOLDERS
MARCH 30, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Whatifi S&P 500 Index Fund

The undersigned hereby appoints Harris A. Fricker, Gregory Maddox and Ryan Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held March 30, 2001 or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 9, 2001.

This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s)

ALL FORMER PROXIES ARE HEREBY REVOKED.

                               Date:    _______________, 2001

                                    ----------------------------
                                    Signature(s)
                                    Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of a new Advisory Agreement with Whatifi Asset Management, Inc.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve a new Advisory Agreement between the Whatifi Funds and Whatifi Asset Management, Inc.

   [  ]  FOR                [  ]  AGAINST                  [  ]  ABSTAIN

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

WHATIFI FUNDS
SPECIAL MEETING OF SHAREHOLDERS
MARCH 30, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Whatifi Extended Market Index Fund

The undersigned hereby appoints Harris A. Fricker, Gregory Maddox and Ryan Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held March 30, 2001 or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 9, 2001.

This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s)

ALL FORMER PROXIES ARE HEREBY REVOKED.

                               Date:    _______________, 2001

                                    ----------------------------
                                    Signature(s)
                                    Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of a new Advisory Agreement with Whatifi Asset Management, Inc.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve a new Advisory Agreement between the Whatifi Funds and Whatifi Asset Management, Inc.

         [  ]  FOR                [  ]  AGAINST                [  ]  ABSTAIN

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

WHATIFI FUNDS
SPECIAL MEETING OF SHAREHOLDERS
MARCH 30, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Whatifi International Index Fund

The undersigned hereby appoints Harris A. Fricker, Gregory Maddox and Ryan Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held March 30, 2001 or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 9, 2001.

This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s)

ALL FORMER PROXIES ARE HEREBY REVOKED.

                               Date:    _______________, 2001

                                    ----------------------------
                                    Signature(s)
                                    Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of a new Advisory Agreement with Whatifi Asset Management, Inc.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve a new Advisory Agreement between the Whatifi Funds and Whatifi Asset Management, Inc.

         [  ]  FOR                  [  ]  AGAINST               [  ]  ABSTAIN

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

WHATIFI FUNDS
SPECIAL MEETING OF SHAREHOLDERS
MARCH 30, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Whatifi Total Bond Index Fund

The undersigned hereby appoints Harris A. Fricker, Gregory Maddox and Ryan Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held March 30, 2001 or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 9, 2001.

This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s)

ALL FORMER PROXIES ARE HEREBY REVOKED.

                               Date:    _______________, 2001

                                    ----------------------------
                                    Signature(s)
                                    Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of a new Advisory Agreement with Whatifi Asset Management, Inc.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve a new Advisory Agreement between the Whatifi Funds and Whatifi Asset Management, Inc.

         [  ]  FOR                [  ]  AGAINST                [  ]  ABSTAIN

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

WHATIFI FUNDS
SPECIAL MEETING OF SHAREHOLDERS
MARCH 30, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Whatifi Money Market Fund

The undersigned hereby appoints Harris A. Fricker, Gregory Maddox and Ryan Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held March 30, 2001 or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 9, 2001.

This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s)

ALL FORMER PROXIES ARE HEREBY REVOKED.

                               Date:    _______________, 2001

                                    ----------------------------
                                    Signature(s)
                                    Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of a new Advisory Agreement with Whatifi Asset Management, Inc.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve a new Advisory Agreement between the Whatifi Funds and Whatifi Asset Management, Inc.

     [  ]  FOR               [  ]  AGAINST                [  ]  ABSTAIN

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.